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                                                                     Exhibit 4.1


CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

Number *0*                                                            Shares *0*

SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS
TRANSFERABLE IN                                              CUSIP 12811R  10  4
NEW YORK


                         CALAMOS ASSET MANAGEMENT, INC.
                Organized Under the Laws of the State of Delaware


      This Certifies that **Specimen**

is the record holder of **Zero (0)**

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK $.01 PAR VALUE
OF

                         CALAMOS ASSET MANAGEMENT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:


----------------------------                ------------------------------------
SECRETARY                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                     (SEAL)

                                            Countersigned and Registered
                                                 THE BANK OF NEW YORK

                                                 Transfer Agent and Registrar

                                                 ----------------------------
                                                         Authorized Signature


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                         CALAMOS ASSET MANAGEMENT, INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN,
       OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
             CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT - _________  Custodian______
TEN ENT - as tenants by the         (Cust)           (Minor)
          entireties                       under Uniform Gifts to Minors Act
JT TEN  - as joint tenants                 _________________________________
          with right of                    (State)
          survivorship and       UNIF TRF MIN ACT - ___ Custodian (until age___)
          not as tenants            (Cust)
          in common                         ________under the Uniform Transfers
                                            (Minor)
                                            to Minors Act__________________
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,________________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                     ]

________________________________________________________________________________
 (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Class A Common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________



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                                X_____________________________________________

                                X_____________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By__________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.